UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 27, 2009

Pet DRx Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 Centerview Drive, Suite 360, Brentwood, Tennessee		37027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	615-369-1914

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The Private Placement – Third Closing

As previously reported in the Current Report on Form 8-K filed by Pet DRx Corporation (the "Company") with the Securities and Exchange Commission on January 27, 2009, the Company entered into a purchase agreement dated January 21, 2009 with certain accredited investors party thereto. Pursuant to the Purchase Agreement, at an initial closing held on January 21, 2009, the Company issued to affiliates of Galen Partners and Camden Partners, for an aggregate purchase price of $3,000,000, (i) $3,000,000 aggregate principal amount of the Company’s 12% senior secured convertible notes and (ii) warrants to purchase 6,923,076.92 shares of the Company’s common stock.

As previously reported in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 10, 2009, at a second closing held on February 4, 2009, the Company issued to certain accredited investors, for an aggregate purchase price of $2,500,000, (i) $2,500,000 aggregate principal amount of the Company’s 12% senior secured convertible notes and (ii) warrants to purchase 5,769,230 shares of the Company’s common stock. The terms and conditions of the notes and warrants issued at the second closing were identical to those of the notes and warrants issued at the first closing.

At a third closing held on March 27, 2009, the Company issued to certain accredited investors, for an aggregate purchase price of $1,000,000, (i) $1,000,000 aggregate principal amount of the Company’s 12% senior secured convertible notes and (ii) warrants to purchase 2,307,693.08 shares of the Company’s common stock. The terms and conditions of the notes and warrants issued at the third closing are identical to those of the notes and warrants issued at the first and second closings. The forms of the notes and warrants were previously filed with the Current Report described above for the first closing, and are incorporated herein by reference.

The investors participating in the third closing include, among others, Gene E. Burleson (the Chief Executive Officer and a director of the Company), Dr. J. David Reed (the Senior Vice President of Operations and a director of the Company) and entities with certain relationships to Joel Kanter (a director of the Company) as indicated below:

Gene E. Burleson
Purchase Price: $50,000
Principal Amount of Notes: $50,000
Number of Warrant Shares: 115,384.60

Dr. J. David Reed
Purchase Price: $25,000
Principal Amount of Notes: $25,000
Number of Warrant Shares: 57,692.30

Chicago Investments, Inc. (1)
Purchase Price: $37,500
Principal Amount of Notes: $37,500
Number of Warrant Shares: 86,538.45

Kanter Family Foundation (2)
Purchase Price: $37,500
Principal Amount of Notes: $37,500
Number of Warrant Shares: 86,538.45

(1) Joel Kanter’s brother is the President and a director of Chicago Investments, Inc.
(2) Joel Kanter is the President of the Kanter Family Foundation, an Illinois not-for-profit corporation.

On November 3, 2008, the Company entered into an agreement with Commonwealth Associates, L.P. ("Commonwealth"), pursuant to which Commonwealth was retained as the Company’s financial advisor to provide financial advisory services and other investment banking services to the Company. The Company will pay Commonwealth a placement fee in the amount of $300,000 in connection with the $6,500,000 private placement described above.

Amended and restated $1.4M business loan

As previously reported in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 10, 2008, the Company’s wholly owned subsidiary, Pet DRx Veterinary Group, Inc. f/k/a XLNT Veterinary Care, Inc. ("PVGI"), entered into a $1.4 million business loan with Huntington Capital, L.P. ("Huntington"), pursuant to the terms of a Business Loan Agreement and Promissory Note (the "Note") each dated November 2, 2005 (collectively, the "Huntington Loan"), with an interest rate of 12% per annum and a maturity date of November 2, 2010.

On March 30, 2009, PVGI and Huntington amended the terms of the Huntington Loan by entering into an Amended and Restated Business Loan Agreement and a Change in Terms Agreement (collectively, the "Amended and Restated Huntington Loan"). The Amended and Restated Huntington Loan continues to be secured by all of the issued and outstanding stock and the assets of a wholly-owned subsidiary of PVGI.

Under the Amended and Restated Huntington Loan, Huntington removed all future financial covenant requirements through the term of the Huntington loan and waived PVGI’s default of the prior covenants as of December 31, 2008, as well as through March 31, 2009. In addition, under the terms of the Amended and Restated Huntington Loan, PVGI is required to accelerate and make a $0.3 million principal payment on April 1, 2009 and then pay the remaining $1.1 million of principal over eighteen ratable monthly payments commencing on July 1, 2009 and ending on December 1, 2010. There was no change to the interest rate of the Note. Additionally, upon execution of the Amended and Restated Huntington Loan, PVGI was required to pay a $100,000 restructuring fee and will be required to pay an additional restructuring fee of $150,000 on December 1, 2010. In addition to the restructuring payments, the Company also agreed to issue 250,000 warrants to Huntington at an exercise price of $0.10 per share and to cancel the 78,614 current outstanding warrants with Huntington that had an exercise price of $2.72.

The description above is a summary and is qualified in its entirety by the Amended and Restated Business Loan Agreement and the Change in Terms Agreement filed herewith as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amended and Restated Business Loan Agreement dated as of March 30, 2009 by and between Huntington Capital, L.P., as Lender, and Pet DRx Veterinary Group, Inc., as Borrower.

10.2 Change in Terms Agreement dated as of March 30, 2009 by and between Huntington Capital, L.P., as Lender, and Pet DRx Veterinary Group, Inc., as Borrower.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pet DRx Corporation

April 2, 2009	By:	George A. Villasana

Name: George A. Villasana
Title: Executive Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Business Loan Agreement dated as of March 30, 2009 by and between Huntington Capital, L.P., as Lender, and Pet DRx Veterinary Group, Inc., as Borrower.
10.2	Change in Terms Agreement dated as of March 30, 2009 by and between Huntington Capital, L.P., as Lender, and Pet DRx Veterinary Group, Inc., as Borrower.